UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 17, 2013

Federal Home Loan Bank of Dallas
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51405	71-6013989
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8500 Freeport Parkway South, Suite 600, Irving, Texas		75063-2547
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-441-8500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 17, 2013, Paul Joiner was named Interim President and Chief Executive Officer of the Federal Home Loan Bank of Dallas (the "Bank"), succeeding Terry Smith.

Mr. Joiner, age 60, has served as Senior Vice President and Chief Strategy Officer of the Bank since June 2007, with responsibility for corporate planning, financial forecasting and research, including market research and analysis. Mr. Joiner also served in this role from February 2005 to June 2006. From June 2006 to June 2007, he served as Chief Risk Officer of the Bank, with responsibility for the Bank’s risk management functions and income forecasting. He joined the Bank in August 1983 and served in various marketing, planning and financial positions prior to his appointment as Director of Research and Planning in September 1999, a position he held until his appointment as Chief Strategy Officer in February 2005. Mr. Joiner served as a Vice President of the Bank from 1986 until 1993, when he was promoted to Senior Vice President. Terms relating to Mr. Joiner’s engagement as Interim President and Chief Executive Officer are being finalized and will be disclosed by the Bank when available on an amendment to this Current Report on Form 8-K.

Since January 1, 2012, the Bank has not engaged in any transactions with Mr. Joiner or any members of his immediate family that require disclosure under applicable rules and regulations. There are no family relationships between Mr. Joiner and any of the Bank’s directors or executive officers, and there are no arrangements or understandings between Mr. Joiner and any other person pursuant to which he has been selected as Interim President and Chief Executive Officer of the Bank.

On September 23, 2013, Mr. Smith notified the Board of Directors of the Bank that he has resigned as President and Chief Executive Officer of the Bank, effective September 23, 2013. The terms relating to Mr. Smith's resignation from the Bank are being finalized and will be disclosed by the Bank when available in a subsequent filing. Mr. Smith began an administrative leave on September 17, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas

September 23, 2013	By:	/s/ Tom Lewis

Name: Tom Lewis
Title: Senior Vice President and Chief Accounting Officer